Exhibit 10.15

Amendment No. 3

to Consulting Agreement and Statement of Work #1

This Amendment No. 3 (“Amendment No. 3”) is to the Consulting Agreement by and between 23andMe, Inc. (“23andMe”) and Richard Scheller, Ph.D. (“Consultant”) with an Effective Date of April 1, 2019, and as amended (“Agreement”), including Statement of Work #1 (“SOW#1”) to the Agreement. Collectively, 23andMe and Consultant may be referred to as “Parties.” Capitalized terms not defined herein will have the meanings ascribed to them in the Agreement.

This Amendment No. 3 is effective as of March 24, 2022 (the “Amendment No. 3 Effective Date”).

WHEREAS, the Parties wish to amend certain terms of the Agreement;

NOW, THEREFORE, the Parties agree to the following amendments to the Agreement and SOW#1:

1.
The first sentence in Section 8, titled “Term and Termination,” is hereby deleted and replaced in its entirety with the following:

This Agreement shall commence on the Effective Date and continue for a period of four (4) years, unless terminated earlier as described in this Section 8 or extended by mutual written agreement between the Parties.

2.
The section titled “Term/Termination (for this Statement of work)” in Exhibit A, SOW #1, is hereby deleted and replaced in its entirety with the following:

Term/Termination (for this Statement of Work): April 1, 2019 to March 31, 2023

3.
The section title “Compensation for Services” shall remain in effect with Consultant continuing to receive $10,000.00 USD per month for eight (8) hours of work per week and his Options will continue to vest.

All other terms and conditions of the Agreement will remain the same and in full force and effect. In the event there is conflict between the terms of the Agreement and the terms of this Amendment No. 3, this Amendment No. 3 will govern. This Amendment No. 3 may be executed in counterparts, each of which when executed will be deemed an original and together will constitute one and the same agreement. This Amendment No. 3 may be executed by .PDF or electronic means each of which shall be deemed an original.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment No. 3 as of the Amendment No. 3 Effective Date above.

23andMe, Inc. Richard Scheller, PhD.

Signature: /s/ Monica Viziano Signature: /s/ Richard Scheller

Print Name: Monica Viziano Date Signed: Mar 16, 2022

Title: VP Portfolio Strategy and Alliance Management

Date Signed: Mar 16, 2022